UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03870

Morgan Stanley U.S. Government Securities Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2009

Date of reporting period:	December 31, 2009

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley U.S. Government Securities Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended December 31, 2009

Total Return for the 12 Months Ended December 31, 2009
Class A	Class B	Class C	Class I	Barclays Capital U.S. Government Index[1]	Lipper General U.S. Government Funds Index[2]
1.42%	1.43%	0.93%	1.67%	–2.20%	3.30%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Because Class B shares incurred lower expenses under the 12b-1 fee Plan than did Class A shares for the fiscal period ended December 31, 2009, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of the Class A shares. There can be no assurance that this will continue to occur in the near future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

Currently, the Distributor has agreed to waive the 12b-1 fee on Class B shares to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. The Distributor may discontinue this waiver in the future.

Market Conditions

Stronger than expected economic reports and corporate earnings in the first quarter of 2009 prompted speculation that the economy was stabilizing and growth would improve. The more optimistic outlook led to increased investor appetite for riskier assets and spread tightening in most fixed income asset classes throughout the remainder of the year.

Although Treasury securities performed well early in the year, as investors assumed more risk and shifted to other sectors of the market, performance began to wane and yields rose. In the third quarter, yields reversed course but rose again in the fourth quarter, ending the year higher across the curve. Yields on long-maturity issues increased more so than shorter maturities, causing the slope of the curve to further steepen. As of the end of December, yields on 2-, 5-, 10-, and 30-year Treasuries were 37, 113, 162, and 196 basis points higher, respectively, than at the start of the year.

The agency sector performed relatively well during the year, thanks in part to growing investor interest in FDIC-backed bank notes, which were introduced in late 2008 as part of the Temporary Liquidity Guarantee Program. The Federal Reserve's program of purchasing large quantities of agency mortgage-backed securities (MBS) and investors' increasing confidence in credit-related securities led to much stronger performance for the residential mortgage sector in 2009. Despite lower rates and The Home Affordable Modification Program, refinancing activity remained low and mortgage prepayment speed only modestly increased.

Performance Analysis

All share classes of Morgan Stanley U.S. Government Securities Trust outperformed the Barclays Capital U.S. Government Index (the "Index") and underperformed the

Lipper General U.S. Government Funds Index for the 12 months ended December 31, 2009, assuming no deduction of applicable sales charges.

The primary contributor to the Fund's outperformance of the Index during the period was a position in agency MBS, a sector not represented in the Index. Within the sector, the portfolio's focus on lower-coupon issues in the first half of the year was beneficial as the Federal Reserve's MBS purchases were concentrated in this coupon range. A move to higher-coupon (6.0 percent and 6.5 percent) issues mid-year was also advantageous as these issues had low near-term prepayment expectations and a lower level of sensitivity to refinance activity, boosting their performance.

The Fund's interest rate swap strategies were also beneficial to relative performance for the period under review. One of the swap trades that added value was a position where we received fixed rates on five-year swaps on a five-year forward basis while paying fixed rates on longer-dated swaps.

However, a small underweight in government agency debentures in the first half of the year detracted slightly from relative performance as spreads in the sector narrowed considerably.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* as of 12/31/09
U.S. Government Agencies — Mortgage-Backed Securities	52.6%
US Government Agencies & Obligations	27.3
Short-Term Investments	9.6
Asset-Backed Securities	4.2
Foreign Government Obligations	3.0
Municipal Bonds	2.5
Commercial Mortgage-Backed Securities	0.8
Collateralized Mortgage Obligations	0.0

*  Does not include long/short futures contracts with an underlying face amount of $604,697,011 and net unrealized depreciation of $1,537,449. Also does not include open swap contracts with net unrealized depreciation of $10,139,630.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition data are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least 80 percent of its net assets in U.S. government securities. In making investment decisions, the Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., considers economic developments, interest rate trends and other factors. The Fund is not limited as to the maturities of the U.S. government securities in which it may invest.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This page has been left blank intentionally.)

Performance Summary

Performance of $10,000 Investment—Class B
Over 10 Years

Average Annual Total Returns—Period Ended December 31, 2009
Symbol	Class A Shares* (since 07/28/97) USGAX	Class B Shares** (since 06/29/84) USGBX	Class C Shares† (since 07/28/97) USGCX	Class I Shares†† (since 07/28/97) USGDX
1 Year	1.42%[3] –2.89 [4]	1.43%[3] –3.49 [4]	0.93%[3] –0.06 [4]	1.67%[3] —
5 Years	2.31 [3] 1.43 [4]	2.36 [3] 2.02 [4]	1.79 [3] 1.79 [4]	2.56 [3] —
10 Years	4.38 [3] 3.93 [4]	4.37 [3] 4.37 [4]	3.84 [3] 3.84 [4]	4.63 [3] —
Since Inception	4.40 [3] 4.03 [4]	6.31 [3] 6.31 [4]	3.91 [3] 3.91 [4]	4.64 [3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses.

*  The maximum front-end sales charge for Class A is 4.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class B is currently lower than that of Class A. See "Conversion Feature" for Class B shares in "Share Class Arrangements" of the Prospectus for more information.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Barclays Capital U.S. Government Index is a broad-based measure of U.S. government and Treasury securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General U.S. Government Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper General U.S. Government Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on December 31, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/09 – 12/31/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/09	12/31/09	07/01/09 – 12/31/09
Class A
Actual (1.97% return)	$1,000.00	$1,019.70	$4.58
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.67	$4.58
Class B
Actual (1.98% return)	$1,000.00	$1,019.80	$4.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.72	$4.53
Class C
Actual (1.71% return)	$1,000.00	$1,017.10	$7.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.15	$7.12
Class I
Actual (2.10% return)	$1,000.00	$1,021.00	$3.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$3.31

  @  Expenses are equal to the Fund's annualized expense ratios of 0.90%, 0.89%, 1.40% and 0.65% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

    Because Class B shares incurred lower expenses under the 12b-1Plan than did Class A shares for six months ended December 31, 2009, the total operating expense ratio for Class B shares was lower, and as a result, the performance of Class B shares was higher than that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

    Currently the Distributor has agreed to waive the 12b-1 fee on Class B Shares to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. The Distributor may discontinue the waiver in the future.

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ■  December 31, 2009

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	U.S. Government Agencies & Obligations (30.2%)
	Diversified Banking Institution - FDIC Guaranteed (5.4%)
$72,650	GMAC, Inc.	2.20%	12/19/12	$73,131,815
	Diversified Financial Service - FDIC Guaranteed (5.2%)
26,000	General Electric Capital Corp.	2.125	12/21/12	26,042,666
44,300	General Electric Capital Corp. (Series G)	2.625	12/28/12	45,147,946
				71,190,612
	Finance - Investment Banker/Broker - FDIC Guaranteed (3.2%)
43,600	Citigroup Funding, Inc. (See Note 6)	2.25	12/10/12	43,973,260
	Finance - Other Services - U.S. Government Guaranteed (0.5%)
6,960	Private Export Funding Corp.	4.30	12/15/21	6,645,721
	Savings & Loan/Thrifts - Southern U.S. - U.S. Government Guaranteed (0.8%)
10,330	U.S. Central Federal Credit Union	1.90	10/19/12	10,328,895
	Special Purpose Entity - U.S. Government Guaranteed (0.8%)
10,616	Amal Ltd. (Cayman Islands)	3.465	08/21/21	10,636,934
	U.S. Government Agencies (6.7%)
10,760	Federal Home Loan Bank	5.00	11/17/17	11,658,342
	Federal Home Loan Mortgage Corp.
2,314		4.875	06/13/18	2,479,483
2,750		5.00	04/18/17	2,990,699
37,000	Federal National Mortgage Assoc.	5.00	05/11/17	40,251,634
	Tennessee Valley Authority
10,980		4.875	12/15/16	11,470,411
6,935		5.25	09/15/39	6,897,239
8,085		7.125	05/01/30	9,945,674
	U.S. Department of Housing and Urban Development 99-A
2,789		6.06	08/01/10	2,800,769
3,100		6.16	08/01/11	3,113,820
				91,608,071
	U.S. Government Obligations (7.6%)
	U.S. Treasury Bonds
2,895		4.25	05/15/39	2,716,778
9,295		4.375	02/15/38	8,926,109
29,000		4.375	11/15/39	27,767,529
5,000		4.50	08/15/39	4,888,285
4,000		6.625	02/15/27	4,996,876

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ■  December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS	COUPON RATE	MATURITY DATE	VALUE
	U.S. Treasury Strips
$27,300	0.00%	11/15/19	$18,132,523
20,250	0.00	08/15/20	12,847,127
38,660	0.00	11/15/21	22,719,554
			102,994,781
	Total U.S. Government Agencies and Obligations (Cost $409,586,262)		410,510,089
	U.S. Government Agencies - Mortgage-Backed Securities (58.3%)
	Federal Home Loan Mortgage Corp (ARM) (1.8%)
3,460	5.581	01/01/38	3,651,580
3,269	5.67	04/01/37	3,455,899
3,140	5.797	10/01/37	3,325,263
7,161	5.946	11/01/36	7,585,205
6,379	5.962	10/01/36	6,755,257
			24,773,204
	Federal Home Loan Mortgage Corp (PC) Gold (8.3%)
15,657	4.50	09/01/39	15,639,181
31,920	5.00	10/01/35 - 08/01/39	32,795,334
13,292	5.50	05/01/38 - 11/01/39	13,940,345
22,875	6.00	(a)	24,258,228
21,373	6.00	07/01/38 - 08/01/38	22,697,947
277	6.50	03/01/29 - 09/01/32	299,260
1,560	7.50	05/01/35	1,755,668
834	8.00	08/01/32	958,460
846	8.50	08/01/31	979,846
			113,324,269
	Federal National Mortgage Assoc. (38.5%)
18,475	4.50	(a)	18,897,791
24,349	4.50	08/01/39	24,335,894
50,225	5.00	(a)	51,543,406
53,124	5.00	05/01/35 - 04/01/39	54,607,993
206,588	5.50	03/01/35 - 07/01/39	216,816,956
33,875	6.00	(a)	35,881,044
85,021	6.00	01/01/37 - 11/01/38	90,250,711
5,200	6.50	(a)	5,569,689
16,568	6.50	06/01/29 - 01/01/39	17,777,137
5	7.00	05/01/31	5,238
2,544	7.50	08/01/37	2,870,803

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ■  December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$1,943		8.00%		04/01/33	$2,231,323
1,800		8.50		10/01/32	2,077,009
					522,864,994
	Federal National Mortgage Assoc. (ARM) (0.7%)
2,276		5.783		03/01/38	2,411,448
6,487		5.904		01/01/37	6,869,540
					9,280,988
	Government National Mortgage Assoc. (8.4%)
7,626		6.00		03/15/26 - 08/15/29	8,148,284
15,656		6.50		03/15/14 - 07/15/31	16,815,273
33,307		7.00		04/15/17 - 04/15/26	36,930,022
17,860		7.50		11/15/32	20,105,530
4,650		8.00		06/15/16 - 09/15/31	5,317,772
9,027		8.50		07/15/30	10,470,785
5,838		9.00		11/15/15 - 02/15/25	6,548,517
3,837		9.50		02/15/16 - 12/15/20	4,324,979
4,840		10.00		05/15/10 - 11/15/20	5,408,730
					114,069,892
	Government National Mortgage Assoc. (GPM) (0.0%)
175		12.25		09/15/13 - 07/15/15	199,095
	Government National Mortgage Assoc. II (0.6%)
4,362		6.00		09/20/34	4,649,624
2,021		6.50		01/20/24 - 05/20/29	2,175,026
556		7.00		03/20/26 - 07/20/29	617,589
					7,442,239
	Total U.S. Government Agencies - Mortgage-Backed Securities (Cost $780,798,444)				791,954,681
	Asset-Backed Securities (4.6%)
7,700	CarMax Auto Owner Trust 2009-2 A3	1.74		04/15/14	7,674,392
13,800	Discover Card Master Trust 2009-A1 A1	1.533	(b)	12/15/14	13,876,882
9,350	Ford Credit Auto Owner Trust 2009-E A3	1.51		01/15/14	9,303,990
14,500	Ford Credit Auto Owner Trust 2009-D A3	2.17		10/15/13	14,649,398
10,750	Ford Credit Floorplan Master Owner Trust 2009-2 A	1.783	(b)	09/15/14	10,773,638
7,000	Nissan Auto Lease Trust 2009-B A3	2.07		01/15/15	7,043,973
	Total Asset-Backed Securities (Cost $63,140,147)				63,322,273

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ■  December 31, 2009 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Collateralized Mortgage Obligations (0.0%)
	U.S. Government Agency
$30	Federal National Mortgage Assoc. Whole Loan 2004-W1 1A4 (Cost $30,173)	5.50%		11/25/43	$32,015
	Commercial Mortgage-Backed Securities (0.8%)
	GE Capital Commercial Mortgage Corp.
3,222	2004-C1 A3	4.596		11/10/38	3,166,423
4,000	2004-C2 A4	4.893		03/10/40	3,989,911
	Wachovia Bank Commercial Mortgage
4,100	Trust 2004-C12 A4	5.237	(b)	07/15/41	4,073,242
	Total Commercial Mortgage-Backed Securities (Cost $11,343,790)				11,229,576
	Municipal Bonds (2.7%)
	California (0.7%)
11,080	Los Angeles Unified School District	5.75		07/01/34	10,246,452
	Massachusetts (0.1%)
1,445	Commonwealth of Massachusetts	5.456		12/01/39	1,398,601
	Missouri (0.8%)
11,485	Missouri Highway & Transportation Commission	5.445		05/01/33	11,037,085
	Texas (1.0%)
13,625	State of Texas	5.517		04/01/39	13,346,777
	Washington (0.1%)
1,580	State of Washington (Series D)	5.481		08/01/39	1,535,112
	Total Municipal Bonds (Cost $39,438,611)				37,564,027
	Foreign Government Obligations (3.4%)
29,130	Egypt Government AID Bonds (Egypt)	4.45		09/15/15	30,599,259
14,175	Israel Government AID Bond (Israel)	5.50		09/18/23	15,135,243
	Total Foreign Government Obligations (Cost $44,113,774)				45,734,502
	Short-Term Investments (10.7%)
	U.S. Government Obligations (c)(d) (2.0%)
27,008	U.S. Treasury Bills (Cost $26,997,482)	0.039 - 0.152		02/25/10 - 05/06/10	26,997,726

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ■  December 31, 2009 continued

NUMBER OF SHARES (000)			VALUE
	Investment Company (8.7%)
117,798	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 6) (Cost $117,797,539)		$117,797,539
	Total Short-Term Investments (Cost $144,795,021)		144,795,265
	Total Investments (Cost $1,493,246,222) (e)(f)	110.7%	1,505,142,428
	Liabilities in Excess of Other Assets	(10.7)	(145,992,821)
	Net Assets	100.0%	$1,359,149,607

  ARM  Adjustable Rate Mortgage. Interest rate in effect as of December 31, 2009.

  FDIC  Federal Deposit Insurance Corporation.

  GPM  Graduated Payment Mortgage.

  PC  Participation Certificate.

  (a)  Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

  (b)  Floating rate security. Rate shown is the rate in effect at December 31, 2009.

  (c)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (d)  A portion of this security has been physically segregated in connection with open futures and swap contracts.

  (e)  Securities have been designated as collateral in connection with securities on a forward commitment basis, open futures and swap contracts.

  (f)  The aggregate cost for federal income tax purposes is $1,495,472,203. The aggregate gross unrealized appreciation is $19,007,300 and the aggregate gross unrealized depreciation is $9,337,075 resulting in net unrealized appreciation of $9,670,225.

Futures Contracts Open at December 31, 2009:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
729	Long	U.S. Treasury Notes 5 Year, March 2010	$83,385,068	$(1,438,244)
635	Long	U.S. Treasury Bonds 30 Year, March 2010	73,263,125	(2,279,349)
37	Long	U.S. Treasury Notes 10 Year, March 2010	4,271,766	(27,595)
2,052	Short	U.S. Treasury Notes 2 Year, March 2010	(443,777,052)	2,207,739
		Net Unrealized Depreciation		$(1,537,449)

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Portfolio of Investments  ■  December 31, 2009 continued

Interest Rate Swap Contracts Open at December 31, 2009:

COUNTERPARTY	NOTIONAL AMOUNT (000's)	PAYMENTS RECEIVED BY FUND	PAYMENTS MADE BY FUND	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank^	$34,630	Fixed Rate 0.00%	Floating Rate 0.816#%	November 15, 2019	$(2,076,466)
Barclays Bank^^	34,630	Floating Rate 4.141#	Fixed Rate 0.00	November 15, 2019	(1,560,325)
Credit Suisse Group***	85,140	Fixed Rate 5.086	Floating Rate 0.00#	December 23, 2019	(408,672)
Credit Suisse Group	20,400	Floating Rate 0.249#	Fixed Rate 4.386	December 23, 2039	470,424
Deutsche Bank AG***	293,667	Fixed Rate 4.40	Floating Rate 0.00#	October 1, 2016	(1,800,179)
Deutsche Bank AG***	157,992	Floating Rate 0.00#	Fixed Rate 4.41	October 3, 2018	1,875,365
Deutsche Bank AG^	42,000	Fixed Rate 0.00	Floating Rate 0.816#	November 15, 2021	(2,898,677)
Deutsche Bank AG^^	5,230	Floating Rate 0.445#	Fixed Rate 0.00	November 15, 2021	340,762
Deutsche Bank AG^^	42,000	Floating Rate 4.117#	Fixed Rate 0.00	November 15, 2021	(874,955)
JPMorgan Chase Bank N.A. New York^^	20,250	Floating Rate 4.469#	Fixed Rate 0.00	August 15, 2020	(1,099,453)
JPMorgan Chase Bank N.A. New York^^	27,300	Floating Rate 4.314#	Fixed Rate 0.00	November 15, 2019	(1,011,067)
JPMorgan Chase Bank N.A. New York^^	33,430	Floating Rate 4.141#	Fixed Rate 0.00	November 15, 2021	(1,096,387)
Net Unrealized Depreciation					$(10,139,630)

  ***  Forward interest rate swap contracts. Periodic payments on a specified notional contract amount with future effective date, unless terminated earlier.

  #  Floating rate based on USD-3 Months LIBOR.

  ^  The Fund will receive payments $9,509,398 and $14,025,362 respctively, on termination date.

  ^^  The Fund will make payments of $13,429,168, $1,764,126, $18,113,895, $8,561,742, $10,377,260 and $14,814,433 respectively, on termination date.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (cost $1,331,250,937)	$1,343,371,629
Investment in affiliate, at value (cost $161,995,285)	161,770,799
Unrealized appreciation on open swap contracts	2,686,551
Receivable for:
Investments sold	13,410,351
Interest	5,790,450
Shares of beneficial interest sold	573,819
Principal paydowns	322,061
Interest and dividends from affiliates	60,986
Periodic interest on open swap contracts	1,269
Prepaid expenses and other assets	131,586
Receivable from Distributor	1,214,761
Total Assets	1,529,334,262
Liabilities:
Unrealized depreciation on open swap contracts	12,826,181
Payable for:
Investments purchased	151,773,177
Shares of beneficial interest redeemed	3,411,510
Distribution fee	707,918
Investment advisory fee	470,625
Dividends to shareholders	250,276
Transfer agent fee	173,113
Variation margin	102,960
Administration fee	93,795
Periodic interest on open swap contracts	37,214
Accrued expenses and other payables	337,886
Total Liabilities	170,184,655
Net Assets	$1,359,149,607
Composition of Net Assets:
Paid-in-capital	$1,584,768,926
Net unrealized appreciation	219,127
Accumulated undistributed net investment income	1,597,419
Accumulated net realized loss	(227,435,865)
Net Assets	$1,359,149,607
Class A Shares:
Net Assets	$132,472,357
Shares Outstanding (unlimited shares authorized, $.01 par value)	15,758,043
Net Asset Value Per Share	$8.41
Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$8.78
Class B Shares:
Net Assets	$1,012,509,086
Shares Outstanding (unlimited shares authorized, $.01 par value)	120,364,088
Net Asset Value Per Share	$8.41
Class C Shares:
Net Assets	$37,047,922
Shares Outstanding (unlimited shares authorized, $.01 par value)	4,368,710
Net Asset Value Per Share	$8.48
Class I Shares:
Net Assets	$177,120,242
Shares Outstanding (unlimited shares authorized, $.01 par value)	21,039,801
Net Asset Value Per Share	$8.42

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements continued

Statement of Operations

For the year ended December 31, 2009

Net Investment Income: Income
Interest	$52,265,421
Interest and dividends from affiliates	340,677
Total Income	52,606,098
Expenses
Investment advisory fee	6,115,703
Distribution fee (Class A shares)	362,515
Distribution fee (Class B shares)	3,039,394
Distribution fee (Class C shares)	289,776
Transfer agent fees and expenses	1,569,107
Administration fee	1,189,337
Shareholder reports and notices	292,367
Custodian fees	185,490
Professional fees	99,573
Trustees' fees and expenses	40,838
Registration fees	38,202
Other	304,674
Total Expenses	13,526,976
Less: distribution fee rebate (Class B shares)	(389,650)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(84,363)
Net Expenses	13,052,963
Net Investment Income	39,553,135
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	68,998,169
Futures contracts	(6,765,002)
Options written	(1,156,071)
Swap contracts	17,673,579
Net Realized Gain	78,750,675
Change in Unrealized Appreciation/Depreciation on:
Investments	(110,360,738)
Investments in affiliates	(224,486)
Futures contracts	754,810
Options written	1,350,512
Swap contracts	10,901,759
Net Change in Unrealized Appreciation/Depreciation	(97,578,143)
Net Loss	(18,827,468)
Net Increase	$20,725,667

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED DECEMBER 31, 2009	FOR THE YEAR ENDED DECEMBER 31, 2008
Increase (Decrease) in Net Assets: Operations:
Net investment income	$39,553,135	$66,301,031
Net realized gain (loss)	78,750,675	(179,378,789)
Net change in unrealized appreciation/depreciation	(97,578,143)	58,308,398
Net Increase (Decrease)	20,725,667	(54,769,360)
Dividends to Shareholders from Net Investment Income:
Class A shares	(4,280,196)	(7,303,179)
Class B shares	(32,578,918)	(55,056,931)
Class C shares	(942,765)	(1,561,667)
Class I shares	(6,322,517)	(11,846,681)
Total Dividends	(44,124,396)	(75,768,458)
Net decrease from transactions in shares of beneficial interest	(263,806,135)	(347,697,499)
Net Decrease	(287,204,864)	(478,235,317)
Net Assets:
Beginning of period	1,646,354,471	2,124,589,788
End of Period (including accumulated undistributed net investment income of $1,597,419 and dividends in excess of net investment income of $12,929,950, respectively)	$1,359,149,607	$1,646,354,471

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009

1. Organization and Accounting Policies

Morgan Stanley U.S. Government Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 29, 1983 and commenced operations on June 29, 1984. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

For the period January 1, 2009 to January 20, 2009, the Fund assessed a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class I shares, which was paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee was designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The Board of Trustees approved the elimination of redemption fees, effective January 21, 2009.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price; (3) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and ask price; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (6) swaps are marked-to-market daily based upon quotations from market makers; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009 continued

date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swaps — The Fund may enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) ("swaps") primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009 continued

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

F. Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS"), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

G. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price, should the market price of the underlying security increase. By writing a put option, the Fund, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009 continued

cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

H. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four-year period ended December 31, 2009, remains subject to examination by taxing authorities.

I. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

J. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

K. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through February 25, 2010, the date of issuance of these financial statements.

2. Fair Valuation Measurements

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009 continued

in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009 continued

The following is the summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets:
Long-Term Investments
US Government Agencies & Obligations	$410,510,089	—	$410,510,089	—
US Government Agencies — Mortgage Backed Securities	791,954,681	—	791,954,681	—
Asset-Backed Securities	63,322,273	—	63,322,273	—
Collateralized Mortgage Obligations	32,015	—	32,015	—
Commercial Mortgage Backed Securities	11,229,576	—	11,229,576	—
Municipal Bonds	37,564,027	—	37,564,027	—
Foreign Government Obligations	45,734,502	—	45,734,502	—
Total Long-Term Investments	1,360,347,163	—	1,360,347,163	—
Short-Term Investments
US Government Obligations	26,997,726	—	26,997,726	—
Investment Company	117,797,539	$117,797,539	—	—
Total Short-Term Investments	144,795,265	117,797,539	26,997,726	—
Futures	2,207,739	2,207,739	—	—
Interest Rate Swaps	2,686,551	—	2,686,551	—
Total	$1,510,036,718	$120,005,278	$1,390,031,440	—
Liabilities:
Futures	$(3,745,188)	$(3,745,188)	—	—
Interest Rate Swaps	(12,826,181)	—	$(12,826,181)	—
Total	$(16,571,369)	$(3,745,188)	$(12,826,181)	—

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009 continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

INVESTMENTS IN SECURITIES
Beginning Balance	$152,903
Net purchases (sales)	(270,767)
Transfers in and/or out	—
Change in unrealized appreciation/depreciation	(390)
Realized gains (losses)	118,254
Ending Balance	$0
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2009	—

3. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

Futures To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government securities, the Fund may enter into interest rate, swap and Eurodollar futures contacts ("futures contracts"). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009 continued

Transactions in futures contracts for the year ended December 31, 2009, were as follows:

NUMBER OF CONTRACTS
Futures, outstanding at beginning of the period	4,692
Futures opened	35,173
Futures closed	(36,412)
Futures, outstanding at end of the period	3,453

Options For hedging and investment purposes, the Fund may engage in transactions in listed and over-the-counter options. Risks may arise from an imperfect correlation between the change in the market value of the securities held by the Fund and the price of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option.

Transactions in options for the year ended December 31, 2009, were as follows:

	NUMBER OF CONTRACTS	COST
Options purchased, outstanding at beginning of period	1,427	$1,288,081
Options purchased	2,896	2,240,499
Options closed	(4,323)	(3,528,580)
Options purchased, outstanding at end of period	—	—
	NUMBER OF CONTRACTS	PREMIUM
Options written, outstanding at beginning of period	1,427	$709,719
Options written	4,419	827,040
Options closed	(5,846)	(1,536,759)
Options written, outstanding at end of period	—	—

Swaps The Fund may enter into interest rate swaps and asset swaps (where parties combine the purchase or sale of a bond/note with an interest rate swap) ("swaps") and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009 continued

Transactions in swap contracts for the year ended December 31, 2009, were as follows:

NOTIONAL AMOUNT (000'S)
Swaps, outstanding at beginning of period	$3,357,570
Swaps opened	2,141,278
Swaps closed	(4,702,179)
Swaps, outstanding at end of period	$796,669

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2009.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE		LIABILITIES DERIVATIVE BALANCE SHEET LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin	$2,207,739	†	Variation margin	$(3,745,188)†
	Unrealized appreciation on open swap contracts	2,686,551		Unrealized depreciation on open swap contracts	(12,826,181)
		$4,894,290			$(16,571,369)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the year ended December 31, 2009.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	OPTIONS PURCHASED††	OPTIONS WRITTEN	SWAPS
Interest Rate Risk	$(6,765,002)	$270,263	$(1,156,071)	$17,673,579

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	OPTIONS PURCHASED††	OPTIONS WRITTEN	SWAPS
Interest Rate Risk	$754,810	$(2,029,694)	$1,350,512	$10,901,759

††  Amounts are included in Investments in the Statement of Operations

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009 continued

4. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.37% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.345% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.32% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.295% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.27% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.245% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.22% to the portion of the daily net assets exceeding $12.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.75% (0.65% on amounts over $10 billion) of the average daily net assets of Class B shares; and (iii) Class C — up to 0.75% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009 continued

Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expenses at December 31, 2009.

Currently, the Distributor has agreed to waive the 12b-1 fee on Class B shares to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. The Distributor may discontinue this waiver at any time. For the year ended December 31, 2009, the distribution fee was accrued for Class B at an annual rate of 0.24%.

At December 31, 2009, included in the Statement of Assets and Liabilities, is a receivable from the Fund's Distributor which represents payments due to be reimbursed to the Fund under the Plan. Because the Plan is what is referred to as a "reimbursement plan", the Distributor reimburses to the Fund any 12b-1 fees collected in excess of the actual distribution expenses incurred. This receivable represents this excess amount as of December 31, 2009.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended December 31, 2009, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.75%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2009, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $8,444, $266,812 and $2,243, respectively and received $17,121 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. For the year ended December 31, 2009, advisory fees paid were reduced by $84,363 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class. Income distributions earned by the Fund are included in "interest and dividends from affiliates" in the Statement of Operations and totaled $115,161

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009 continued

for the year ended December 31, 2009. During the year ended December 31, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class aggregated $1,284,168,140 and $1,586,947,792, respectively.

The cost of purchases and proceeds from sales/maturities/prepayments of portfolio securities, excluding short-term investments, for the year ended December 31, 2009 aggregated $5,423,366,976 and $5,452,131,038 respectively.

The Fund had the following transactions with Citigroup, Inc., an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor for the period June 1, 2009 (the date on which Citigroup, Inc. became an affiliate) through December 31, 2009:

PURCHASES	INCOME	VALUE
$44,244,221	$225,516	$43,973,260

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2009, included in "trustees' fees and expenses" in the Statement of Operations amounted to $2,454. At December 31, 2009, the Fund had an accrued pension liability of $100,198, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Assoc. ("FNMA") and Federal Home Loan Mortgage Corp. ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009 continued

unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities are not backed by sub-prime borrowers.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2009	FOR THE YEAR ENDED DECEMBER 31, 2008
Ordinary income	$44,124,396	$75,768,458

As of December 31, 2009, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$2,454,781
Undistributed long-term gains	—
Net accumulated earnings	2,454,781
Capital loss carryforward	(224,407,900)
Post-October losses	(3,089,335)
Temporary differences	(107,460)
Net unrealized depreciation	(469,405)
Total accumulated losses	$(225,619,319)

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009 continued

As of December 31, 2009, the Fund had a net capital loss carryforward of $224,407,900 to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$883,796	December 31, 2012
56,167,778	December 31, 2013
19,174,691	December 31, 2014
1,846,147	December 31, 2015
126,653,201	December 31, 2016
19,682,287	December 31, 2017

As of December 31, 2009, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), capital loss deferrals on straddles and wash sales, mark-to-market of open futures contracts and book amortization of premiums on debt securities.

Permanent differences, primarily due to losses on paydowns and tax adjustments on swaps and debt securities sold by the Fund, resulted in the following reclassifications among the Fund's components of net assets at December 31, 2009:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$19,098,630	$(19,012,730)	$(85,900)

9. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent. For the year ended December 31, 2009, the Fund did not have an expense offset.

Morgan Stanley U.S. Government Securities Trust

Notes to Financial Statements  ■  December 31, 2009 continued

10. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2009		FOR THE YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	3,092,507	$26,050,907	5,888,711	$51,210,331
Reinvestment of dividends	501,995	4,232,117	837,652	7,186,275
Redeemed	(6,941,816)	(58,503,324)	(8,944,627)	(76,600,401)
Net decrease — Class A	(3,347,314)	(28,220,300)	(2,218,264)	(18,203,795)
CLASS B SHARES
Sold	3,450,641	29,113,801	5,337,865	46,209,545
Reinvestment of dividends	3,643,142	30,737,538	5,909,139	50,684,273
Redeemed	(27,640,878)	(233,188,569)	(42,532,397)	(365,224,441)
Net decrease — Class B	(20,547,095)	(173,337,230)	(31,285,393)	(268,330,623)
CLASS C SHARES
Sold	633,615	5,400,231	948,712	8,457,914
Reinvestment of dividends	107,824	917,292	173,263	1,498,101
Redeemed	(1,102,837)	(9,382,153)	(1,588,729)	(13,770,031)
Net decrease — Class C	(361,398)	(3,064,630)	(466,754)	(3,814,016)
CLASS I SHARES
Sold	955,535	8,074,707	3,578,568	30,665,372
Reinvestment of dividends	672,450	5,677,815	1,217,560	10,451,606
Redeemed	(8,640,596)	(72,936,497)	(11,536,691)	(98,466,043)
Net decrease — Class I	(7,012,611)	(59,183,975)	(6,740,563)	(57,349,065)
Net decrease in Fund	(31,268,418)	$(263,806,135)	(40,710,974)	$(347,697,499)

11. New Accounting Pronouncement

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. At this time, the Fund's management is evaluating the implications of ASU 2010-06.

Morgan Stanley U.S. Government Securities Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED DECEMBER 31,
	2009		2008		2007		2006	2005
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.53		$9.09		$8.98		$9.09	$9.15
Income (loss) from investment operations:
Net investment income	0.21		0.28		0.37		0.33	0.31
Net realized and unrealized gain (loss)	(0.08)		(0.49)		0.15		(0.07)	0.00
Total income (loss) from investment operations	0.13		(0.21)		0.52		0.26	0.31
Less dividends from net investment income	(0.25)		(0.35)		(0.41)		(0.37)	(0.37)
Net asset value, end of period	$8.41		$8.53		$9.09		$8.98	$9.09
Total Return(1)	1.42%		(2.17)%		5.99%		3.01%	3.47%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)	0.91	%(3)	0.88	%(3)	0.91	%(3)	0.89%	0.87%
Net investment income	2.63	%(3)	3.53	%(3)	4.34	%(3)	3.88%	3.37%
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.00	%(4)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$132,472		$163,006		$193,831		$1,442,660	$1,781,950
Portfolio turnover rate	375%		313%		179%		78%	182%

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2009		2008		2007		2006	2005
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.54		$9.10		$8.99		$9.10	$9.17
Income (loss) from investment operations:
Net investment income	0.21		0.29		0.37		0.35	0.32
Net realized and unrealized gain (loss)	(0.09)		(0.50)		0.16		(0.06)	(0.01)
Total income (loss) from investment operations	0.12		(0.21)		0.53		0.29	0.31
Less dividends from net investment income	(0.25)		(0.35)		(0.42)		(0.40)	(0.38)
Net asset value, end of period	$8.41		$8.54		$9.10		$8.99	$9.10
Total Return(1)	1.43%		(2.24)%		6.06%		3.28%	3.46%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)	0.90	%(3)(4)	0.86	%(3)	0.87	%(3)	0.64%	0.72%
Net investment income	2.64	%(3)(4)	3.55	%(3)	4.38	%(3)	4.13%	3.52%
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.00	%(5)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$1,012,509		$1,202,969		$1,566,484		$588,080	$783,193
Portfolio turnover rate	375%		313%		179%		78%	182%

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (4)  If the Distributor had not rebated a portion of its fee to the Fund, the expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2009	0.94%	2.60%

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2009		2008		2007		2006	2005
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.61		$9.17		$9.06		$9.17	$9.23
Income (loss) from investment operations:
Net investment income	0.17		0.24		0.32		0.29	0.27
Net realized and unrealized gain (loss)	(0.09)		(0.49)		0.16		(0.07)	0.00
Total income (loss) from investment operations	0.08		(0.25)		0.48		0.22	0.27
Less dividends from net investment income	(0.21)		(0.31)		(0.37)		(0.33)	(0.33)
Net asset value, end of period	$8.48		$8.61		$9.17		$9.06	$9.17
Total Return(1)	0.93%		(2.72)%		5.45%		2.62%	2.87%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)	1.41	%(3)	1.38	%(3)	1.42	%(3)	1.39%	1.33%
Net investment income	2.13	%(3)	3.03	%(3)	3.83	%(3)	3.38%	2.91%
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.00	%(4)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$37,048		$40,707		$47,644		$53,582	$68,513
Portfolio turnover rate	375%		313%		179%		78%	182%

  (1)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2009		2008		2007		2006	2005
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.54		$9.10		$8.98		$9.09	$9.16
Income (loss) from investment operations:
Net investment income	0.23		0.31		0.39		0.35	0.32
Net realized and unrealized gain (loss)	(0.08)		(0.50)		0.16		(0.06)	0.00
Total income (loss) from investment operations	0.15		(0.19)		0.55		0.29	0.32
Less dividends from net investment income	(0.27)		(0.37)		(0.44)		(0.40)	(0.39)
Redemption Fees	–		–		0.01		–	–
Net asset value, end of period	$8.42		$8.54		$9.10		$8.98	$9.09
Total Return(1)	1.67%		(1.92)%		6.37%		3.27%	3.59%
Ratios to Average Net Assets(2):
Total expenses (before expense offset)	0.66	%(3)	0.63	%(3)	0.67	%(3)	0.64%	0.62%
Net investment income	2.88	%(3)	3.78	%(3)	4.58	%(3)	4.13%	3.62%
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.00	%(4)	–	–
Supplemental Data:
Net assets, end of period, in thousands	$177,120		$239,673		$316,631		$217,115	$189,425
Portfolio turnover rate	375%		313%		179%		78%	182%

  (1)  Calculated based on the net asset value as of the last business day of the period.

  (2)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate".

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley U.S. Government Securities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley U.S. Government Securities Trust (the "Fund"), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley U.S. Government Securities Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 25, 2010

Morgan Stanley U.S. Government Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley U.S. Government Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

Morgan Stanley U.S. Government Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Morgan Stanley U.S. Government Securities Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Stategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	162	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	164	Director of various business organizations.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	162	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, of Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

  †  For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Morgan Stanley U.S. Government Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2009 Federal Tax Notice (unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2009. 31.88% of the Fund's dividends were attributable to qualifying US government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)
In January, the Fund provides tax information to shareholders for the preceding calendar year.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2010 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
U.S. Government
Securities Trust

Annual Report

December 31, 2009

USGANN
IU10-00661P-Y12/09

Item 2.   Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.   Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009

	Registrant			Covered Entities(1)
Audit Fees		$53,950		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,909,000	(2)
Tax Fees		$5,277	(3)	$1,013,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$5,277		$7,922,000

Total		$59,227		$7,922,000

2008

	Registrant			Covered Entities(1)
Audit Fees		$55,150		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,418,000	(2)
Tax Fees		$5,277	(3)	$881,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$5,277		$7,299,000

Total		$60,427		$7,299,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.   Audit Committee of Listed Registrants.

(a)   The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley U.S. Government Securities Trust

/s/ Randy Takian
Randy Takian
Principal Executive Officer
February 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
February 18, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2010